[AMERICAN BEACON SELECT FUNDS LOGO]
                     MONEY MARKET SELECT FUND
                   U.S. GOVERNMENT MONEY MARKET SELECT FUND

                     Supplement Dated December 11, 2009
                    To the Statement of Additional Information
       Dated March 1, 2009 As Supplemented on October 15, 2009 and June 5, 2009
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In the section titled "Trustees and Officers of the Select Trust", Mr. Quinn's
position is changed to "Executive Vice President from 2007 to 2008 and 2009 and President 2008-2009".



In the section titled "Trustees and Officers of the Select Trust", Mr. Needles' position is changed to "President from 2009".